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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of Advanced Digital Information Corporation (the "Company") on Form 10-K for the fiscal year ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Peter H. van Oppen, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  1. The Form 10-K fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

                  2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 28, 2003                        PETER H. VAN OPPEN
                                               ----------------------------
                                               Peter H. van Oppen, Chairman
                                               and Chief Executive Officer